LEASE OF 135 LUDLOW AVENUE	12 Months Ended
Mar. 31, 2011
Operating Leases Rental Properties 135 Ludlow Avenue Disclosure [Abstract]
Operating Leases Rental Properties 135 Ludlow Avenue Disclosure [Text Block]
NOTE 10 -	LEASE OF 135 LUDLOW AVENUE

The Company entered into a lease for a portion of a one-story warehouse, located at 135 Ludlow Avenue, Northvale, New Jersey, consisting of approximately 15,000 square feet of floor space. The lease term began on July 1, 2010 and is classified as an operating lease.

The lease includes an initial term of 5 years and 6 months and the Company has the option to renew the lease for two additional 5 year terms. The property related to this lease will be used for the storage of pharmaceutical finished goods, raw materials, equipment and documents as well as pharmaceutical manufacturing, packaging and distribution activities.

This property requires significant leasehold improvements and qualification as a prerequisite to achieving suitability for such intended future use.

Leasehold improvements and qualification as suitable for manufacturing, packaging and distribution operations are expected to be achieved within two years from the beginning of the lease term. These are estimates based on current project plans, which are subject to change. There can be no assurance that the construction and qualification will be accomplished during the estimated time frames, or that the property located at 135 Ludlow Avenue, Northvale, New Jersey will ever achieve qualification for intended future utilization.

Please refer to Note 9 of these financial statements for details on minimum lease payments, rent expense and deferred rent liabilities.